CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                         AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-QSB of Genesis Realty Group, Inc., for the Quarter Ending March 31, 2002, I, Jeffrey Glick, Chief Executive Officer and Chief Financial Officer of Genesis Realty Group, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such quarterly report of Form 10-QSB for the period ending March 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Quarterly Report on Form 10-QSB for the period ended March 31, 2002, fairly represents in all material respects, the financial condition and results of operations of Genesis Realty Group, Inc.


Dated:    January 10, 2005

GENESIS REALTY GROUP, INC.


By:  /s/ Jeffrey Glick
-----------------------------------------
Chief Executive Officer
Chief Financial Officer